Exhibit 99.1

Contact:	Kenneth R. Meyers, Executive Vice President, Finance, U.S. Cellular
(773) 399-8900 kmeyers@uscellular.com

Mark A. Steinkrauss, Vice President, Corporate Relations, TDS
(312) 592-5384 mark.steinkrauss@teldta.com

FOR RELEASE: IMMEDIATE

U.S. CELLULAR REPORTS THIRD QUARTER 2005 RESULTS

AND RESTATED RESULTS FOR CERTAIN PRIOR PERIODS

CHICAGO – April 26, 2006 - United States Cellular Corporation [AMEX:USM] reported service revenues of $729.5 million for the third quarter of 2005, up 7 percent from $683.3 million, as restated, for the comparable period one year ago. The company recorded operating income of $66.2 million during the quarter, up 24 percent compared to $53.4 million for the third quarter of 2004, as restated. Net income and basic earnings per share were $34.6 million and $0.40, respectively, compared to net income and basic earnings per share of $27.6 million and $0.32, respectively, as restated, for the comparable period one year ago.

On Nov. 10, 2005, U.S. Cellular announced that it would restate financial results for several prior periods, resulting in a delay in issuing its third quarter 2005 results. Today, the company completed the restatements for the first and second quarters of 2005, the years ended Dec. 31, 2002 – 2004, each of the quarters of 2004 and 2003, and certain selected financial data for the years 2001 and 2000. It was necessary to complete the restatements on amended Forms 10-Q and 10-K before the company could release third quarter operating results. All of the amended financial statements are expected to be filed with the Securities and Exchange Commission (SEC) later today.

Restated consolidated statements of operations and consolidated balance sheets are attached to this press release as appendices 1 through 5.

Third Quarter Highlights

•                  Customers totaled 5,303,000, a 10 percent increase from 4,828,000 customers one year ago.

•                  Net customer activations from distribution channels totaled 76,000, compared to 144,000 net activations for the same quarter in 2004. Excluding reseller customer activations, net retail customer activations totaled 77,000 and 111,000 in each respective quarter.

•                  The company recorded postpay churn of 1.5 percent, which compares favorably to industry averages.

Comments on Third Quarter 2005 Results

The company’s strategy continues to focus on maximizing the customer experience, as is demonstrated by its low 1.5 percent postpay churn rate, which is down slightly year over year. Also in the quarter, 95 percent of customers’ minutes of use were on U.S. Cellular’s network, demonstrating that a regional approach to wireless service meets the needs of our customers in the company’s markets.

U.S. Cellular again received third-party endorsement of its strong customer service. During the quarter, the company received a ranking of “Highest Overall Satisfaction Among Wireless Telephone Users in North Central Region in a Tie” in the J.D. Power and Associates 2005 U.S. Wireless Regional Customer Satisfaction Index (CSI) StudySM. The North Central Region covers Wisconsin, Illinois, Indiana, Ohio, and Michigan.

The company’s operations are off to a good start in St. Louis, the only market launched in 2005. This is an important market, as it is large and provides Midwest customers with an even broader calling area. It’s encouraging to note that gross customer additions for the St. Louis market thus far have been primarily postpay accounts. The company will not launch any significant new markets in 2006. Rather, U.S. Cellular will concentrate on building on successes in St. Louis and other recently launched markets.

In the quarter, the U.S. Cellular also introduced SpeedTalkSM, a ‘walkie-talkie’ service that allows customers to use U.S. Cellular’s superior calling network combined with the ability to contact up to 25 people with the touch of a button. Customer response to this offering has been better than expected to date, with a great deal of interest coming from current small-and medium-size businesses.

Restatement

U.S. Cellular has amended its Form 10-K for the year ended Dec. 31, 2004 to restate financial statements and financial information for each of the years ended Dec. 31, 2002-2004, including quarterly information for 2004 and 2003, and certain selected financial data for the years 2001 and 2000. U.S. Cellular also amended its Forms 10-Q for the first two quarters of 2005 to restate quarterly financial statements and financial information included in those filings. Restated consolidated statements of operations and consolidated balance sheets are attached to this press release as appendices 1 through 5. U.S. Cellular will also file its Form 10-Q for the third quarter of 2005. U.S. Cellular’s complete filings can be accessed on its website at www.uscellular.com or on the website of the SEC at www.sec.gov.

U.S. Cellular’s filings include disclosure of certain material weaknesses in internal control over financial reporting and U.S. Cellular’s plans to remediate those weaknesses.

Due to the lengthy restatement process, U.S. Cellular does not expect to file its Form 10-K for the year ended Dec. 31, 2005, or its Form 10-Q for the quarter ended March 31, 2006, on a timely basis. As a result of the late filings, U.S. Cellular will not be in compliance with American Stock Exchange (AMEX) listing standards. U.S. Cellular has obtained an extension until June 30, 2006 to regain compliance with AMEX listing standards.

US Cellular has received waivers under its multi-bank revolving credit facility and certain forward contracts, which permit U.S. Cellular to remain in compliance with its covenants, provided that it files its Form 10-K for the year ended Dec. 31, 2005 by May 31, 2006, and its Form 10-Q for the quarter ended March 31, 2006, by June 30, 2006.

Certain financial and statistical information will be posted to the website, together with reconciliations to generally accepted accounting principles (GAAP). Investors may access this additional information on the Investor Relations page of the U.S. Cellular web site.

About U.S. Cellular

As of Dec. 31, 2005, U.S. Cellular Corporation, the nation’s sixth-largest wireless service carrier, provided wireless service to 5.5 million customers in 26 states. The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: Possible future restatements; the ability of the company to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in competition in the markets in which the company operates; changes in the overall economy; changes due to industry consolidation; advances in telecommunications technology; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded our debt securities by accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates,  average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in the company’s markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about U.S. Cellular, visit: www.uscellular.com.

###

UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Consolidated Markets:
Total population (000s) (1)	44,690	44,690	44,576	44,391	45,581
All customers -
Customer units	5,303,000	5,227,000	5,127,000	4,945,000	4,828,000
Gross customer unit activations	355,000	340,000	426,000	408,000	387,000
Net customer unit activations	76,000	94,000	182,000	150,000	144,000
Market penetration (1)	11.87%	11.70%	11.50%	11.14%	10.59%
Retail customers -
Customer units	4,765,000	4,688,000	4,601,000	4,478,000	4,395,000
Gross customer unit activations	346,000	317,000	365,000	358,000	354,000
Net customer unit activations	77,000	81,000	123,000	105,000	111,000

Cell sites in service	5,149	5,034	4,899	4,856	4,713
Average monthly revenue per unit (2)	$46.19	$44.52	$44.46	$45.41	$47.88
Retail service revenue per unit (2)	$40.25	$39.40	$39.20	$39.93	$40.91
Inbound roaming revenue per unit (2)	$2.70	$2.27	$1.98	$2.38	$3.47
Long-distance/other revenue per unit (2)	$3.24	$2.85	$3.28	$3.10	$3.50
Minutes of use (MOU) (3)	639	627	584	568	553
Postpay churn rate per month (4)	1.5%	1.4%	1.5%	1.6%	1.6%
Marketing cost per gross customer unit addition (5)	$491	$461	$396	$440	$407
Construction Expenditures (000s)	$128,300	$143,800	$112,800	$261,500	$130,800

(1)   Market penetration is calculated using 2004 Claritas population estimates for all periods of 2005 and 2003 Claritas estimates for all periods of 2004. “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations. The 9/30/05 total population counts include the population of the market acquired from Cingular Wireless in April 2005. The total population counts on and after 12/31/04 exclude the population of the two markets sold to ALLTEL in November 2004. The 9/30/04 total population counts include the population of the market added to consolidated operations as of 1/1/04. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period, nor are the population counts of markets for which Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, was the winning bidder in the Federal Communications Commission’s Auction 58 that concluded in February 2005. The total population counts for all periods include the population of the two markets agreed to be divested to ALLTEL pursuant to the September 2005 exchange agreement, and exclude the population of the 15 markets agreed to be acquired pursuant to such agreement.

(2)   Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$729,504	$691,746	$671,639	$662,955	$683,258
Components:
Retail service revenue during quarter	$635,610	$612,159	$592,167	$582,950	$583,852
Inbound roaming revenue during quarter	$42,654	$35,313	$29,875	$34,812	$49,572
Long-distance/other revenue during quarter	$51,240	$44,274	$49,597	$45,193	$49,834

Divided by average customers during quarter (000s)	5,264	5,179	5,035	4,866	4,757
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$46.19	$44.52	$44.46	$45.41	$47.88
Retail service revenue per unit	$40.25	$39.40	$39.20	$39.93	$40.91
Inbound roaming revenue per unit	$2.70	$2.27	$1.98	$2.38	$3.47
Long-distance/other revenue per unit	$3.24	$2.85	$3.28	$3.10	$3.50

(3)   Average monthly local minutes of use per customer (without roaming).

(4)   Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)   This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s third quarter results, at www.uscellular.com.

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Three Months Ended September 30,

(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
	2005	2004	Amount	Percent
		(As Restated)
Operating Revenues
Service	$729,504	$683,258	$46,246	6.8%
Equipment sales	66,002	57,035	8,967	15.7%
Total Operating Revenues	795,506	740,293	55,213	7.5%
Operating Expenses
System operations (excluding depreciation shown below)	159,102	151,102	8,000	5.3%
Cost of equipment sold	130,823	126,731	4,092	3.2%
Selling, general and administrative	312,777	281,522	31,255	11.1%
Depreciation, amortization and accretion	126,583	127,503	(920)	(0.7)%
Total Operating Expenses	729,285	686,858	42,427	6.2%

Operating Income	66,221	53,435	12,786	23.9%

Investment and Other Income (Expense)
Investment income	17,744	18,002	(258)	(1.4)%
Interest and dividend income	384	678	(294)	(43.4)%
Interest (expense)	(21,122)	(23,671)	2,549	10.8%
Other (expense), net	(691)	(3,330)	2,639	79.2%
	(3,685)	(8,321)	4,636	55.7%
Income Before Income Taxes and Minority Interest	62,536	45,114	17,422	38.6%
Income tax expense	24,471	14,319	10,152	70.9%
Income Before Minority Interest	38,065	30,795	7,270	23.6%
Minority share of income	(3,445)	(3,202)	(243)	(7.6)%
Net Income	$34,620	$27,593	$7,027	25.5%

Basic Weighted Average Common Shares Outstanding (000s)	86,904	86,278	626	0.7%
Basic Earnings Per Share	$0.40	$0.32	0.08	25.0%

Diluted Weighted Average Common Shares Outstanding (000s)	87,661	86,797	864	1.0%
Diluted Earnings Per Share	$0.39	$0.32	$0.07	21.9%

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Nine Months Ended September 30,

(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
	2005	2004	Amount	Percent
		(As Restated)
Operating Revenues
Service	$2,092,889	$1,953,991	$138,898	7.1%
Equipment sales	155,653	145,067	10,586	7.3%
Total Operating Revenues	2,248,542	2,099,058	149,484	7.1%
Operating Expenses
System operations (excluding depreciation shown below)	444,811	436,047	8,764	2.0%
Cost of equipment sold	374,882	357,154	17,728	5.0%
Selling, general and administrative	875,316	797,938	77,378	9.7%
Depreciation, amortization and accretion	380,860	363,749	17,111	4.7%
(Gain) on assets held for sale	—	(725)	725	N/M
Total Operating Expenses	2,075,869	1,954,163	121,706	6.2%

Operating Income	172,673	144,895	27,778	19.2%

Investment and Other Income (Expense)
Investment income	50,009	48,083	1,926	4.0%
Interest and dividend income	6,756	3,156	3,600	114.1%
Interest (expense)	(63,304)	(64,937)	1,633	2.5%
Gain (loss) on investments	551	(1,830)	2,381	130.1%
Other (expense), net	(536)	(2,779)	2,243	80.7%
	(6,524)	(18,307)	11,783	64.4%
Income Before Income Taxes and Minority Interest	166,149	126,588	39,561	31.3%
Income tax expense	65,445	47,337	18,108	38.3%
Income Before Minority Interest	100,704	79,251	21,453	27.1%
Minority share of income	(8,442)	(7,824)	(618)	(7.9)%
Net Income	$92,262	$71,427	$20,835	29.2%

Basic Weighted Average Common Shares Outstanding (000s)	86,674	86,211	463	0.5%
Basic Earnings Per Share	$1.06	$0.83	$0.23	27.7%

Diluted Weighted Average Common Shares Outstanding (000s)	87,390	86,714	676	0.8%
Diluted Earnings Per Share	$1.06	$0.82	$0.24	29.3%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

	September 30, 2005	December 31, 2004
		(As Restated)
Current Assets
Cash and cash equivalents	$31,069	$41,062
Accounts receivable from customers and other	325,551	316,436
Inventory	54,899	76,918
Prepaid expenses	31,360	31,764
Deferred income tax asset	15,337	73,216
Other current assets	12,854	24,951
	471,070	564,347

Investments
Licenses	1,340,489	1,228,801
Goodwill	442,698	445,212
Customer lists	18,876	24,915
Marketable equity securities	270,582	282,829
Investments in unconsolidated entities	178,874	155,519
Notes and interest receivable—long-term	4,727	4,885
	2,256,246	2,142,161

Property, Plant and Equipment
In service and under construction	4,397,253	4,133,471
Less accumulated depreciation	1,975,846	1,692,751
	2,421,407	2,440,720

Other Assets and Deferred Charges	28,260	32,807

Assets of Operations Held for Sale	66,644	—

Total Assets	$5,243,627	$5,180,035

LIABILITIES AND SHAREHOLDERS’ EQUITY

	September 30, 2005	December 31, 2004
		(As Restated)
Current Liabilities
Notes payable	$—	$30,000
Accounts payable
Affiliates	6,453	5,314
Trade	212,432	259,167
Customer deposits and deferred revenues	103,146	104,394
Accrued taxes	95,997	80,512
Accrued compensation	33,063	49,116
Other current liabilities	38,116	20,829
	489,207	549,332

Long-term Debt	1,161,127	1,160,786

Deferred Liabilities and Credits	832,910	840,268

Liabilities of Operations Held for Sale	5,585	—

Minority Interest	46,407	40,052

Common Shareholders’ Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,283,614	1,305,249
Treasury Shares	(50,000)	(99,627)
Accumulated other comprehensive income	31,343	32,803
Retained earnings	1,355,382	1,263,120
	2,708,391	2,589,597

Total Liabilities and Shareholders’ Equity	$5,243,627	$5,180,035

NOTE:  Certain December 31, 2004 amounts have been changed to conform to current period presentation.

Appendix 1

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Year Ended December 31,

(Unaudited, dollars in thousands, except per share amounts)

	2004		2003		2002
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Operating Revenues
Service	$2,647,227	$2,616,946	$2,423,789	$2,418,922	$2,098,893	$2,100,213
Equipment sales	190,392	191,255	158,994	158,832	98,693	98,662
Total Operating Revenues	2,837,619	2,808,201	2,582,783	2,577,754	2,197,586	2,198,875

Operating Expenses
System operations (excluding Depreciation shown separately below)	563,069	562,690	576,159	578,289	492,750	493,624
Cost of equipment sold	486,952	486,605	355,150	355,139	242,523	242,465
Selling, general and administrative	1,122,700	1,088,181	1,004,655	1,007,599	829,993	831,421
Depreciation	450,032	450,292	374,769	374,935	311,993	312,434
Amortization and accretion	47,910	47,910	57,564	57,564	39,161	39,161
Loss on impairment of intangible assets	—	—	49,595	49,595	—	—
(Gain) loss on assets held for sale	(10,806)	(10,806)	45,908	45,908	—	—
Total Operating Expenses	2,659,857	2,624,872	2,463,800	2,469,029	1,916,420	1,919,105

Operating Income	177,762	183,329	118,983	108,725	281,166	279,770

Investment and Other Income (Expense)
Investment income	68,481	63,758	52,063	51,088	42,068	42,192
Interest and dividend income	10,801	10,764	4,872	4,820	7,004	6,987
Gain (loss) on investments	24,436	25,791	(5,200)	(5,200)	(295,454)	(295,454)
Interest expense	(86,241)	(86,241)	(64,607)	(64,607)	(47,878)	(47,878)
Other income (expense), net	(2,607)	(2,576)	39	10	706	717
Total Investment and Other Income (Expense)	14,870	11,496	(12,833)	(13,889)	(293,554)	(293,436)
Income (Loss) before Income Taxes and Minority Interest	192,632	194,825	106,150	94,836	(12,388)	(13,666)
Income tax expense (benefit)	73,708	74,678	37,232	35,869	(7,541)	(1,287)
Income (Loss) Before Minority Interest	118,924	120,147	68,918	58,967	(4,847)	(12,379)
Minority share of income	(9,903)	(10,631)	(11,912)	(11,149)	(13,538)	(13,359)
Income (Loss) before cumulative effect of accounting change	109,021	109,516	57,006	47,818	(18,385)	(25,738)
Cumulative effect of accounting change, net of tax and minority interest	—	—	(14,346)	(14,346)	(8,560)	(8,560)
Net Income (Loss)	$109,021	$109,516	$42,660	$33,472	$(26,945)	$(34,298)

Basic Earnings per Share:
Income (Loss) Before Cumulative Effect of Accounting Change	$1.26	$1.27	$0.67	$0.56	$(0.22)	$(0.31)
Cumulative effect of accounting change	—	—	(0.17)	(0.17)	(0.09)	(0.09)
Net Income (Loss)	$1.26	$1.27	$0.50	$0.39	$(0.31)	$(0.40)

Diluted Earnings per Share:
Income (Loss) Before Cumulative Effect of Accounting Change	$1.26	$1.26	$0.66	$0.56	$(0.22)	$(0.31)
Cumulative effect of accounting change	—	—	(0.17)	(0.17)	(0.09)	(0.09)
Net Income (Loss)	$1.26	$1.26	$0.49	$0.39	$(0.31)	$(0.40)

Appendix 2

UNITED STATES CELLULAR COPORATION

CONSOLIDATED BALANCE SHEET HIGHTLIGHTS

(Unaudited, dollars in thousands)

	December 31, 2004		December 31, 2003
	As Previously Reported	As Restated	As Previously Reported	As Restated
Current Assets
Cash and cash equivalents
General funds	$40,863	$41,003	$9,822	$10,003
Affiliated cash equivalents	59	59	26	26
	40,922	41,062	9,848	10,029
Accounts receivable
Due from customers	251,943	248,383	227,651	225,017
Roaming	26,421	26,421	35,362	35,362
Other	39,285	41,632	23,967	26,079
Inventory	76,918	76,918	70,963	70,963
Prepaid expenses	31,507	31,764	22,396	22,389
Deferred income tax asset	83,741	73,216	16,786	14,904
Other current assets	28,214	24,951	17,132	12,161
	578,951	564,347	424,105	416,904
Investments
Licenses	1,186,764	1,186,764	1,189,326	1,189,326
License rights	42,037	42,037	42,037	42,037
Goodwill	425,918	445,212	430,256	449,550
Customer lists	24,915	24,915	24,448	24,448
Marketable equity securities	282,829	282,829	260,188	260,188
Investments in unconsolidated entities	162,764	155,519	170,569	166,862
Notes and interest receivable – long-term	4,885	4,885	6,476	6,476
	2,130,112	2,142,161	2,123,300	2,138,887
Property, Plant and Equipment, net
In service and under construction	3,910,080	3,913,000	3,441,177	3,443,345
Less accumulated depreciation	1,544,644	1,546,563	1,267,293	1,269,326
	2,365,436	2,366,437	2,173,884	2,174,019
Deferred Charges
System development costs	74,283	74,283	97,370	97,370
Other, net of accumulated amortization	33,145	32,807	26,565	27,041
	107,428	107,090	123,935	124,411
Assets of Operations Held for Sale	—	—	100,523	100,523
Total Assets	$5,181,927	$5,180,035	$4,945,747	$4,954,744

Current Liabilities
Current portion of long-term debt	$—	$—	$3,000	$3,000
Current portion of long-term debt – affiliated	—	—	105,000	105,000
Notes payable	30,000	30,000	—	—
Accounts payable
Affiliated	5,314	5,314	4,252	4,252
Trade	254,926	259,167	281,306	284,577
Customer deposits and deferred revenues	104,578	104,394	93,789	94,081
Accrued interest	6,120	6,120	11,416	11,416
Accrued taxes	78,624	80,512	25,477	26,228
Accrued compensation	49,116	49,116	39,257	39,257
Other current liabilities	18,188	14,709	18,399	18,399
	546,866	549,332	581,896	586,210
Deferred Liabilities and Credits
Net deferred income tax liability	680,278	670,250	495,904	498,587
Derivative liability	70,796	70,796	55,735	55,735
Asset retirement obligation	72,534	72,575	64,501	64,540
Other deferred liabilities and credits	22,204	26,647	75,440	80,358
	845,812	840,268	691,580	699,220
Long-Term Debt
Long-term debt, excluding current portion	1,000,930	1,000,930	984,488	984,488
Forward contracts	159,856	159,856	159,856	159,856
	1,160,786	1,160,786	1,144,344	1,144,344
Liabilities of Operations Held for Sale	—	—	2,427	2,427
Minority Interest in Subsidiaries	40,373	40,052	60,097	59,048
Common Stockholders’ Equity
Common shares	55,046	55,046	55,046	55,046
Series A common shares	33,006	33,006	33,006	33,006
Capital in excess of par value	1,302,496	1,305,249	1,308,963	1,308,963
Treasury shares	(99,627)	(99,627)	(115,156)	(115,156)
Accumulated other comprehensive income	31,393	32,803	26,789	28,032
Retained earnings	1,265,776	1,263,120	1,156,755	1,153,604
	2,588,090	2,589,597	2,465,403	2,463,495
Total Liabilities and Stockholders’ Equity	$5,181,927	$5,180,035	$4,945,747	$4,954,744

Appendix 3

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Three Months Ended,

(Unaudited, dollars in thousands, except per share amounts)

	March 31, 2005		June 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated
Operating Revenues
Service	$668,792	$671,639	$691,574	$691,746
Equipment Sales	39,643	39,432	50,348	50,219
Total Operating Revenues	708,435	711,071	741,922	741,965
Operating Expenses
System Operations (exclusive of depreciation, amortization and accretion shown separately below)	140,066	138,471	147,738	147,238
Cost of equipment sold	126,893	127,248	116,977	116,811
Selling, general and administrative expense	277,989	278,330	283,676	284,209
Depreciation, amortization and accretion expense	127,250	127,493	126,467	126,784
Total Operating Expenses	672,198	671,542	674,858	675,042

Operating Income	36,237	39,529	67,064	66,923

Investment and Other Income (Expense)
Investment income	13,919	14,440	16,157	17,825
Interest and dividend income	2,036	2,025	4,359	4,347
Interest expense	(20,738)	(20,738)	(21,444)	(21,444)
Gain on investments	551	551	—	—
Other income, net	200	226	84	(71)
Total Investment and Other Income (Expense)	(4,032)	(3,496)	(844)	657
Income (Loss) From Continuing Operations before Income Taxes and Minority Interest	32,205	36,033	66,220	67,580
Income tax expense (benefit)	12,803	13,934	26,021	27,040
Income (Loss) From Continuing Operations Before Minority Interest	19,402	22,099	40,199	40,540
Minority share of income	(2,504)	(2,534)	(2,263)	(2,463)
Net Income (Loss)	$16,898	$19,565	$37,936	$38,077

Basic Earnings per Share:	$0.20	$0.23	$0.44	$0.44

Diluted Earnings per Share:	$0.19	$0.22	$0.43	$0.44

Appendix 4

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

	March 31, 2005		June 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated
Current Assets
Cash and cash equivalents	$30,866	$30,969	$17,562	$17,645
Accounts Receivable
Customers	245,840	245,838	260,117	260,708
Roaming	23,039	23,039	27,701	27,701
Other	40,269	40,600	35,185	35,730
Inventory	69,751	69,751	55,127	55,127
Prepaid expenses	32,938	33,273	29,351	29,721
Deferred tax asset	72,667	62,142	46,461	35,936
Other current assets	14,998	13,639	18,056	16,035
	530,368	519,251	489,560	478,603
Investments
Licenses	1,358,725	1,358,725	1,362,434	1,362,434
Goodwill	425,908	445,202	426,058	445,352
Customer lists, net of accumulated amortization	22,615	22,615	20,952	20,952
Marketable equity securities	274,079	274,079	251,115	251,115
Investments in unconsolidated entities	176,367	169,634	166,310	161,239
Notes and interest receivable – long-term	4,778	4,778	4,753	4,753
	2,262,472	2,275,033	2,231,622	2,245,845
Property, Plant and Equipment
In service and under construction	4,216,083	4,219,311	4,352,889	4,356,357
Less accumulated depreciation	1,787,613	1,789,552	1,902,593	1,905,050
	2,428,470	2,429,759	2,450,296	2,451,307

Other Deferred Charges	31,954	31,627	31,372	31,164

Total Assets	$5,253,264	$5,255,670	$5,202,850	$5,206,919

Appendix 5

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

	March 31, 2005		June 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated
Current Liabilities
Notes payable	$135,000	$135,000	$50,000	$50,000
Accounts payable
Affiliated	5,412	5,412	5,111	5,111
Trade	197,766	203,682	209,704	214,726
Customer deposits and deferred revenues	107,909	107,997	109,054	109,131
Accrued taxes	86,833	88,972	87,342	88,623
Accrued compensation	25,921	25,921	29,740	29,740
Other current liabilities	35,045	32,011	27,078	24,045
	593,886	598,995	518,029	521,376

Deferred Liabilities and Credits
Net deferred income tax liability	676,773	668,006	671,148	663,615
Derivative liability	66,800	66,800	46,616	46,616
Other deferred liabilities and credits	101,991	104,302	106,271	110,506
	845,564	839,108	824,035	820,737

Long-Term Debt	1,160,900	1,160,900	1,161,014	1,161,014

Minority Interest	42,796	42,504	43,863	43,773

Common Shareholders’ Equity
Common Shares, par value $1 per share	55,046	55,046	55,046	55,046
Series A Common Shares, par value $1 per share;	33,006	33,006	33,006	33,006
Additional paid-in capital	1,290,104	1,292,859	1,285,843	1,288,595
Treasury Shares	(79,229)	(79,229)	(65,428)	(65,428)
Accumulated other comprehensive income	28,516	29,796	26,832	28,038
Retained earnings	1,282,675	1,282,685	1,320,610	1,320,762
	2,610,118	2,614,163	2,655,909	2,660,019
Total Liabilities and Shareholders’ Equity	$5,253,264	$5,255,670	$5,202,850	$5,206,919